SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 December 24, 1999

ADVANTA Mortgage Loan Trust 1999-4

New York                          333-75295-03                  Pending

c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the November 1999 Monthly Period of the Trust in respect of the Mortgage Loan Asset-Backed Notes, Series 1999-4 issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1999 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the November 1999 Monthly
                                period relating to the Mortgage Loan Asset-
                                Backed Notes, Series 1999-4,
                                issued by the ADVANTA Mortgage Loan
                                Trust 1999-4.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the November 1999 Monthly
                 Period relating to the Mortgage Loan Asset-Backed Notes, Series 1999-4, issued by the ADVANTA Mortgage Loan Trust 1999-4.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1999-4

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



December 31, 1999

                                                EXHIBIT 1
                 ADVANTA Mortgage Loan Trust 1999-4

                            Statement to Certificateholders

Distribution in Dollars - Current Period
                                     Prior
                    Original       Principal                                        Total         Realized
      Class        Face Value       Balance         Interest       Principal     Distribution      Losses
Note                 200,000,000      200,000,00        1,296,38         220,94        1,517,33
Cert

Totals               200,000,000      200,000,00        1,296,38         220,94        1,517,33

                                    Current
                    Deferred       Principal
      Class         Interest        Balance
Note                                  199,779,057.05
Cert                                                     -

Totals                                199,779,057.05

Interest Accrual Detail         Current Period Factor Information per $1,000 of Original Face
                                                                               Orig. Principal      Prior
                     Period         Period                                     (with Notional)    Principal
      Class         Starting         Ending          Method          Cusip         Balance         Balance
Note                                                 A-Act/360      00755WHC3      200,000,000.     1,000.0000
Cert                                                     -

                                                                    Current
                                                     Total         Principal
      Class         Interest       Principal      Distribution      Balance
Note                          6.               1             7.5        998.895285
Cert                                                                                  -

Distribution in Dollars - To Date
                    Original                      Unscheduled      Scheduled        Total          Total
      Class        Face Value       Interest       Principal       Principal      Principal     Distribution
Note                 200,000,000         1,296,3              2,         218,59           220,9      1,517,331
Cert

Totals               200,000,000         1,296,3              2,         218,59           220,9      1,517,331

                                                    Current
                    Realized        Deferred       Principal
      Class          Losses         Interest        Balance
Note                                                199,779,057.05
Cert                                                                    -

Totals                                              199,779,057.05

Interest Detail
                      Pass      Prior Principal                      Non-           Prior        Unscheduled
                     Through    (with Notional)     Accrued        Supported        Unpaid        Interest
      Class           Rate          Balance         Interest      Interest SF      Interest      Adjustments
Note                    5.83375%      200,000,00        1,296,38
Cert

Totals                                200,000,00        1,296,38

                                    Paid or         Current
                     Optimal        Deferred         Unpaid
      Class         Interest        Interest        Interest
Note                     1,296,3         1,296,3                        -
Cert                                                                    -

Totals                   1,296,3         1,296,3                        -

Collection Account Report
Summary                                                           Adjustable        Fixed           Total
Principal Collections                                                    131,80                         131,80
Principal Withdrawals
Principal Other Accounts
TOTAL PRINCIPAL                                                          131,80                         131,80

Interest Collected                                                    1,014,958                      1,014,958
Interest Withdrawals
Interest Other Accounts                                                  483,10                         483,10
Fees                                                                    (112,53                        (112,53
TOTAL INTEREST                                                        1,385,523                      1,385,523

TOTAL AVAILABLE TO CERTIFICATEHOLDERS                                 1,517,331                      1,517,331

Principal - Collections
                                                                  Adjustable        Fixed           Total
Scheduled Principal                                                      129,46                         129,46
Curtailments                                                                2,3                            2,3
Prepayments in Full
Repurchased Principal Amounts
Substitution Principal Amount
Liquidations
Insurance Principal
Other Principal
Total Realized Loss of Principal

TOTAL PRINCIPAL COLLECTED                                                131,80                         131,80

Collection Account Report
Principal - Withdrawals                                           Adjustable        Fixed           Total

SPACE INTENTIONALLY LEFT BLANK

Principal - Other Accounts                                        Adjustable        Fixed           Total

Amounts Remaining in Pre-Funding Account

Interest - Collections                                            Adjustable        Fixed           Total
Scheduled Interest                                                    1,025,117                      1,025,117
Repurchased Interest
Substitution Interest Amount
Liquidation Interest
Insurance Interest
Other Interest

Delinquent Interest                                                     (137,41                        (137,41
Interest Advanced                                                        127,25                         127,25
Prepayment Interest Shortfalls
Compensating Interest
Civil Relief Act Shortfalls

TOTAL INTEREST  COLLECTED                                             1,014,958                      1,014,958

Collection Account Report
Interest - Withdrawals                                            Adjustable        Fixed           Total
Current Nonrecoverable Advances

TOTAL INTEREST WITHDRAWALS

Interest - Other Accounts                                         Adjustable        Fixed           Total
Capitalized Interest Requirement                                         329,56                         329,56
Pre-Funding Account Earnings                                             153,53                         153,53
Capitalized Interest Account

Interest - Fees                                                   Adjustable        Fixed           Total
Current Servicing Fees                                                     72,6                           72,6
Trustee Fee Amount                                                          1,6                            1,6
Owner Trustee Fee Amount
Insurance Premium Amount                                                   37,777.78                      37,7
TOTAL FEES                                                               112,53                         112,53

Credit Enhancement Report
Accounts                                                          Adjustable        Fixed           Total

 SPACE INTENTIONALLY LEFT BLANK

Insurance                                                         Adjustable        Fixed           Total
Total Insured Payments

Structural Features                                               Adjustable        Fixed           Total
Specified Overcollateralization Amount                           12,195,753.94                  12,195,753.94
Current Overcollateralization Amount                              5,059,788.74                   5,059,788.74
Overcollateralization Deficiency Amount                           7,225,099.50                   7,225,099.50
Overcollateralization Deficit Amount
Overcollateralization Increase Amount                                89,134.30                      89,134.30
Overcollateralization Reduction Amount

Components of Change in Overcollateralization*
Excess Interest Generated/(needed) by Pool                         (393,966.58)                   (393,966.58)
Pre-Funding Account Interest Earning                                153,539.34                     153,539.34
Capitalized Interest Requirement                                    329,561.54                     329,561.54
Additional Principal
TOTAL                                                                      89,1                     89,134.30
*(NOTE: If at specified amount, components will not equal increase amount)

Collateral Report
Collateral                                                        Adjustable        Fixed           Total
     Loan Count:
Original                                                                 1,377                          1,377
Prior
Prefunding
Scheduled Paid Offs
Full Voluntary Prepayments
Repurchases
Liquidations
Current                                                                  1,377                          1,377

Principal Balance
Original                                                        132,550,785.07                 132,550,785.07
Prior
Prefunding
Scheduled Principal                                                (129,460.49)                   (129,460.49)
Partial and Full Voluntary Prepayments                                     (2,3                           (2,3
Repurchases
Liquidations
Current                                                            132,418,976.                   132,418,976.

Prefunding                                                        Adjustable        Fixed           Total
PRE-FUNDING ACCOUNT

Original Pre-Funded Amount                                       72,419,869.37                  72,419,869.37
Balance of Subsequent Mortgage Loans Added This Period
Pre-Funding Account Earnings                                             153,53                         153,53
Withdrawal Account Earnings
Pre-Funding Account Ending Balance                                  72,419,869.                    72,419,869.

CAPITALIZED INTEREST ACCOUNT

Original Capitalized Interest Deposit                               845,803.72                     845,803.72
Capitalized Interest Requirement                                         329,56                         329,56
Withdrawal remaining amounts
Capitalized Interest Account Ending Balance                              516,24                         516,24

Collateral Report
Characteristics                                                   Adjustable        Fixed           Total
Weighted Average Coupon Original                                      9.280529%                      9.280529%
Weighted Average Coupon Prior                                         0.000000%                      0.000000%
Weighted Average Coupon Current                                       9.280529%                      9.280529%
Weighted Average Months to Maturity Original                               345                            345
Weighted Average Months to Maturity Prior                                                              -
Weighted Average Months to Maturity Current                                345                            345
Weighted Average Remaining Amortization Term Original                      346                            346
Weighted Average Remaining Amortization Term Prior                                                     -
Weighted Average Remaining Amortization Term Current                       346                            346
Weighted Average Seasoning Original                                       3.35                           3.35
Weighted Average Seasoning Prior                                                                       -
Weighted Average Seasoning Current                                        3.35                           3.35
Note:  Original information refers to deal issue

Collateral Report
Arm Characteristics                                               Adjustable        Fixed           Total
Weighted Average Margin Original                                         5.240%                         5.240%
Weighted Average Margin Prior                                            0.000%                         0.000%
Weighted Average Margin Current                                          5.240%                         5.240%
Weighted Average Max Rate Original                                      16.241%                        16.241%
Weighted Average Max Rate Prior                                          0.000%                         0.000%
Weighted Average Max Rate Current                                       16.241%                        16.241%
Weighted Average Min Rate Original                                       8.706%                         8.706%
Weighted Average Min Rate Prior                                          0.000%                         0.000%
Weighted Average Min Rate Current                                        8.706%                         8.706%
Weighted Average Cap Up Original                                         1.032%                         1.032%
Weighted Average Cap Up Prior                                            0.000%                         0.000%
Weighted Average Cap Up Current                                          1.032%                         1.032%
Weighted Average Cap Down Original                                       1.032%                         1.032%
Weighted Average Cap Down Prior                                          0.000%                         0.000%
Weighted Average Cap Down Current                                        1.032%                         1.032%
Note:  Original information refers to deal issue

Servicing Fees / Advances                                         Adjustable        Fixed           Total
Current Servicing Fees                                                     72,684.81                      72,6
Delinquent Servicing Fees                                                  10,159.43                      10,1
TOTAL SERVICING FEES                                                       82,844.24                      82,8

Total Servicing Fees                                                       82,844.24                      82,8
Compensating Interest                                                                 -
Delinquent Servicing Fees                                                 (10,159.43)                    (10,1
COLLECTED SERVING FEES                                                     72,684.81                      72,6

Prepayment Interest Shortfall                                                         -

Total Advanced Interest                                                  127,252.36                     127,25

Current Nonrecoverable Advances                                                       -                   0.00

Unreimbursed Delq / Servicing Advances Paid to Servicer

Additional Collateral Information                                 Adjustable        Fixed           Total

Weighted Average Coupon Next                                          9.280616%                      9.280616%

Delinquency Report - Total
                                    Current        1 Payment      2 Payments     3+ Payments        Total
DELINQUENT       Balance                                1,502,35           63,6                      1,566,046
                 % Balance                                 1.13%          0.05%           0.00%          1.18%
                 # Loans
                 % # Loans                                 1.09%          0.07%           0.00%          1.16%
FORECLOSURE      Balance
                 % Balance                 0.00%           0.00%          0.00%           0.00%          0.00%
                 # Loans
                 % # Loans                 0.00%           0.00%          0.00%           0.00%          0.00%
BANKRUPTCY       Balance
                 % Balance                 0.00%           0.00%          0.00%           0.00%          0.00%
                 # Loans
                 % # Loans                 0.00%           0.00%          0.00%           0.00%          0.00%
REO              Balance
                 % Balance                 0.00%           0.00%          0.00%           0.00%          0.00%
                 # Loans
                 % # Loans                 0.00%           0.00%          0.00%           0.00%          0.00%
TOTAL            Balance                                1,502,35           63,6                      1,566,046
                 % Balance                 0.00%           1.13%          0.05%           0.00%          1.18%
                 # Loans
                 % # Loans                 0.00%           1.09%          0.07%           0.00%          1.16%
Note: Current=0-29 days, 1 payment=30-59 days, 2 payments=60-89 days, 3+payments=90+

Prepayment Report - Voluntary Prepayments
Voluntary Prepayments                                             Adjustable        Fixed           Total
Current
Number of Paid in Full Loans                                                                                 0
Number of Repurchased Loans
Total Number of Loans Prepaid in Full                                                                        0

Paid in Full Balance
Repurchase Loans Balance
Curtailments Amount                                                         2,3                            2,3
Total Prepayment Amount                                                     2,3                            2,3

Cumulative
Number of Paid in Full Loans                                                  0               0              0
Number of Repurchased Loans                                                   0               0              0
Total Number of Loans Prepaid in Full                                         0               0              0

Paid in Full Balance
Repurchased Loans Balance
Curtailments Amount                                                         2,3                            2,3
Total Prepayment Amount                                                     2,3                            2,3

SPACE INTENTIONALLY LEFT BLANK

Prepayment Report - Voluntary Prepayments
Voluntary Prepayment Rates                                        Adjustable        Fixed           Total
SMM                                                                       0.00%                          0.00%
3 Months Average SMM                                                      0.00%                          0.00%
12 Months Average SMM                                                     0.00%                          0.00%
Average SMM Since Cut-Off                                                 0.00%                          0.00%

CPR                                                                       0.02%                          0.02%
3 Months Average CPR                                                      0.00%                          0.00%
12 Months Average CPR                                                     0.00%                          0.00%
Average CPR Since Cut-Off                                                 0.02%                          0.02%

PSA                                                                       3.18%                          3.18%
3 Months Average PSA Approximation                                        0.00%                          0.00%
12 Months Average PSA Approximation                                       0.00%                          0.00%
Average PSA Since Cut-Off Approximation                                   3.18%                          3.18%

Realized Loss Report - Collateral
Collateral Realized Losses                                        Adjustable        Fixed           Total
Current
Number of Loan Liquidated
Collateral Realized Loss / (Gain) Amount
Net Liquidation Proceeds

Cumulative
Number of Loans Liquidated
Collateral Realized Loss / (Gain) Amount
Net Liquidation Proceeds

Note: Collateral realized losses may include adjustments to loans liquidated in prior periods.

SPACE INTENTIONALLY LEFT BLANK

Realized Loss Report - Collateral
Default Speeds                                                    Adjustable        Fixed           Total
MDR                                                                       0.00%                          0.00%
3 Months Average MDR                                                      0.00%                          0.00%
12 Months Average MDR                                                     0.00%                          0.00%
Average MDR Since Cut-Off                                                 0.00%                          0.00%

CDR                                                                       0.00%                          0.00%
3 Months Average CDR                                                      0.00%                          0.00%
12 Months Average CDR                                                     0.00%                          0.00%
Average CDR Since Cut-Off                                                 0.00%                          0.00%

SDA                                                                       0.00%                          0.00%
3 Months Average SDA Approximation                                        0.00%                          0.00%
12 Months Average SDA Approximation                                       0.00%                          0.00%
Average SDA Since Cut-Off Approximation                                   0.00%                          0.00%

Loss Severity Approximation for Current Period                            0.00%                          0.00%
3 Months Average Loss Severity Approximation                              0.00%                          0.00%
12 Months Average Loss Severity Approximation                             0.00%                          0.00%
Average Loss Severity Approximation Since Cut-Off                         0.00%                          0.00%

Triggers, Adj. Rate Cert. And Miscellaneous Report
Trigger Events                                                    Adjustable        Fixed           Total
Has Servicer Termination Loss Trigger Occurred?                                                            No

Adjustable Rate Certificate Information                           Adjustable        Fixed           Total
Next Pass-Through Rates for Adjustable Rate Certificates                                             6.856250%

Additional Information                                            Adjustable        Fixed           Total
SPACE INTENTIONALLY LEFT BLANK
